American Century Capital Portfolios, Inc. Prospectus and Summary Prospectus Supplement Value Fund
Supplement dated February 23, 2015 ■ Prospectus dated August 1, 2014
The following is added as the fifth paragraph of the Portfolio Managers section of the prospectus and summary prospectus.
Dan Gruemmer, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following is added as the seventh paragraph of The Fund Management Team section of the prospectus.
Dan Gruemmer
Mr. Gruemmer, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as an analyst. He was promoted to portfolio manager in 2015. He has a bachelor’s degree in aerospace engineering from Iowa State University, a master’s in aerospace engineering from Washington University and an MBA in finance, accounting and strategic management from the Booth School of Business at the University of Chicago. He is a CFA charterholder.

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